Exhibit 99.906CERT

CERTIFICATIONS

I, J. Alan Reid, Jr., President & Trustee of Forward Funds (the “registrant”), on behalf of its series, the Forward Emerging Markets Fund, the Forward International Equity Fund, the Forward International Small Companies Fund, the Forward Large Cap Equity Fund, the Forward Banking and Finance Fund, the Forward Growth Fund, the Forward Legato Fund, the Forward Long/Short Credit Analysis Fund, the Forward International Fixed Income Fund, the Forward Real Estate Fund, the Forward Small Cap Equity Fund, the Forward Global Infrastructure Fund, the Forward International Real Estate Fund, the Forward Select Income Fund and the Forward Strategic Realty Fund, hereby certify that:

1.	This Form N-CSR of the registrant (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President and Trustee

Date:	September 1, 2009

I, Barbara Tolle, Treasurer of Forward Funds (the “registrant”), on behalf of its series, the Forward Emerging Markets Fund, the Forward International Equity Fund, the Forward International Small Companies Fund, the Forward Large Cap Equity Fund, the Forward Banking and Finance Fund, the Forward Growth Fund, the Forward Legato Fund, the Forward Long/Short Credit Analysis Fund, the Forward International Fixed Income Fund, the Forward Real Estate Fund, the Forward Small Cap Equity Fund, the Forward Global Infrastructure Fund, the Forward International Real Estate Fund, the Forward Select Income Fund and the Forward Strategic Realty Fund, hereby certify that:

1.	This Form N-CSR of the registrant (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Barbara Tolle
Barbara Tolle
Treasurer

Date:	September 1, 2009